EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report of Cannabis Medical Solutions, Inc. (the "Company") on Form 10-Q for the three month period ending March 31, 2011, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, B. Michael Friedman, CEO of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

(1)

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in the Report fully presents, in all material respects, the financial condition and results of operations of the Company.

CANNABIS MEDICAL SOLUTIONS, INC.

Date: May 10, 2011	By:/s/ B. Michael Friedman
B. Michael Friedman
CEO and Director